                                                 Registration No. 333-00499
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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                           --------------------------
                               AMENDMENT NO. 1 TO
                                    FORM S-8
                             REGISTRATION STATEMENT
                                      UNDER
                           THE SECURITIES ACT OF 1933

                           --------------------------

                              CARTER-WALLACE, INC.
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             (Exact name of registrant as specified in its charter)

              Delaware                             13-498653
  -------------------------------             ------------------
  (State or other jurisdiction of             (I.R.S. Employer
  incorporation or organization)              Identification No.)

       1345 Avenue of the Americas
          New York, New York                         10105
  -------------------------------             ------------------
        (Address of Principal                       (Zip Code)
        Executive Offices)


               Carter-Wallace, Inc. 1996 Long-Term Incentive Plan
            ---------------------------------------------------------
                            (Full title of the plan)

                            Corporation Trust Center
                               1209 Orange Street
                           Wilmington, Delaware 19801
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                     (Name and address of agent for service)

                                 (302) 658-7581
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          (Telephone number, including area code, of agent for service)

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                               EXPLANATORY NOTE

        This Registration Statement on Form S-8 is being amended to add Exhibits 15 and 23(c).

                                     PART II

ITEM 8.  EXHIBITS.

                         Exhibit
                         Number                             Exhibit
                         -------                            -------
                            4(a)                     Certificate of Incorporation,
                                                     as amended, of the Company.
                                                     Incorporated herein by
                                                     reference to Exhibit 3.1 of
                                                     the Company's Annual Report on
                                                     Form 10-K for the fiscal year
                                                     ended March 31, 1992.

                             (b)                     By-laws of the Company, as
                                                     amended. Incorporated
                                                     herein by reference to
                                                     Exhibit 3.2 of the
                                                     Company's Annual Report on
                                                     Form 10-K for the fiscal
                                                     year ended March 31, 1993.

                             (c)                     Carter-Wallace, Inc. 1996
                                                     Long-Term Incentive Plan. *

                            5                        Opinion of Whitman Breed
                                                     Abbott & Morgan re: legality,
                                                     including consent of such
                                                     counsel. *

                           15                        Letter of KPMG Peat Marwick LLP
                                                     re: unaudited interim financial
                                                     information.

                           23(a)                     Consent of KPMG Peat Marwick
                                                     LLP. *

                             (b)                     The consent of Whitman
                                                     Breed Abbott & Morgan is
                                                     contained in the opinion
                                                     filed as Exhibit 5 to this
                                                     Registration Statement.

                             (c)                     Amended Consent of
                                                     KPMG Peat Marwick LLP.

* Previously filed.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, the Company certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Amendment No. 1 to Registration Statement on Form S-8 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, State of New York, on this 30th day of January, 1996.


                                                   CARTER-WALLACE, INC.

                                                   By:/s/ Henry H. Hoyt, Jr.*
                                                      ----------------------
                                                      Chairman of the Board and
                                                      Chief Executive Officer


         Pursuant to the requirements of the Securities Act of 1933, this Amendment No. 1 to Registration Statement on Form S-8 has been signed below by the following persons in the capacities indicated on this 30th day of January, 1996.

         Name                                         Title
         ----                                         -----

/s/ Henry H. Hoyt, Jr.*                         Chairman of the Board, Chief
----------------------                          Executive Officer and Director
Henry H. Hoyt, Jr.

/s/ Daniel J. Black*                            Chief Operating Officer and
----------------------                          Director
Daniel J. Black

/s/ Ralph Levine                                Vice President, Secretary,
----------------------                          General Counsel and Director
Ralph Levine

/s/ Paul A. Veteri*                             Vice President, Finance, Chief
----------------------                          Financial Officer and Director
Paul A. Veteri

*The undersigned does hereby sign this Amendment to the Registration Statement on Form S-8 on behalf of the above persons pursuant to powers of attorney duly executed and filed with the Securities and Exchange Commission, all in the capacities and on the date indicated.


                                       /s/ Ralph Levine
                                       ---------------------
                                       Ralph Levine, Attorney-in-Fact

                                  EXHIBIT INDEX

Sequentially
Exhibit
Numbered
Number                      Exhibit
------                      -------
 4(a)          Certificate of Incorporation,
               as amended, of the Company.
               Incorporated herein by
               reference to Exhibit 3.1 of
               the Company's Annual Report on
               Form 10-K for the fiscal year
               ended March 31, 1992.

  (b)          By-laws of the Company,
               as amended.  Incorporated
               herein by reference to Exhibit
               3.2 of the Company's Annual
               Report on Form 10-K for the
               fiscal year ended March 31,
               1993.

  (c)          Carter-Wallace, Inc. Long-Term
               Incentive Plan.*

 5             Opinion of Whitman Breed Abbott &
               Morgan re: legality, including
               consent of such counsel.*

15             Letter of KPMG Peat Marwick LLP
               re: unaudited interim financial
               information.

23(a)          Consent of KPMG Peat Marwick LLP.*

  (b)          The consent of Whitman Breed
               Abbott & Morgan is contained in
               the opinion filed as Exhibit 5
               to this Registration Statement.

  (c)          Amended Consent of KPMG Peat Marwick LLP.

*Previously Filed.


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